UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

CURRENT REPORT

PURSUANT TO SECTION 14(C)

OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 23, 2010

LEFT BEHIND GAMES, INC.

(Exact name of registrant as specified in its charter)

Washington

(State or other jurisdiction of incorporation or organization)

000-50603 (SEC File Number)	91-0745418 (IRS Employer Identification Number)

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

(Address of principal executive offices)

(951) 894-6597

(Registrant's telephone number, including area code)

Copies to:

The Sourlis Law Firm

Virginia K. Sourlis, Esq.

214 Broad Street

Red Bank, New Jersey 07701

(732) 530-9007

www.SourlisLaw.com

Check the appropriate box:

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Preliminary Information Statement

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Definitive Information Statement

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WE ARE NOT ASKING YOU FOR A PROXY

 AND YOU ARE REQUESTED NOT TO SEND US A PROXY

LEFT BEHIND GAMES, INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

NOTICE OF ACTION BY WRITTEN CONSENT

OF A

MAJORITY OF THE OUTSTANDING VOTING SECURITIES

TAKEN AS OF NOVEMBER 23, 2010

To the Stockholders of LEFT BEHIND GAMES, INC.:

Left Behind Games, Inc., a Washington corporation (the “Company”), hereby notifies its stockholders of record as of the close of business on November 23, 2010 (the “Record Date”) that the majority of stockholders signed a written consent on November 23, 2010 at the Company’s offices, to vote on the following proposals:

1.

To  reincorporate the Company from the state of Washington to the state of Nevada under the same name while effecting a 3-for-5 reverse stock split of the Company’s issued and outstanding shares of Common Stock as of January 11, 2011 (the “Reverse Split”).

The foregoing actions are expected to take effect on January 12, 2011 (the “Effective Date”).  You have the right to receive this notice if you are a stockholder of record at the close of business on the  Record Date.

WE ARE NOT ASKING YOU FOR A PROXY

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

No action is required by you. The accompanying Information Statement is furnished only to inform our stockholders of the action described above before it takes effect in accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended.

Murrieta, California November 23, 2010	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board

PRELIMINARY INFORMATION STATEMENT

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934 AND

REGULATION 14C THEREUNDER

LEFT BEHIND GAMES, INC.

25060 HANCOCK AVENUE

SUITE 103, BOX 110

MURRIETA, CA 92562

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of the common stock, par value $0.001 per share (the "Common Stock"), of Left Behind Games, Inc., a Washington corporation (the "Company"), to notify such Stockholders of the following:

Pursuant to a Joint Written Consent of the Board of Directors and majority stockholders, on November 23, 2010, the Board of Directors and Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and Richard J. Knox, Jr., one of our Directors, jointly approved of the proposal in this Information Statement. Mr. Lyndon owns an aggregate of 62,027,378  shares of Common Stock and 10,000 shares of Series C Preferred Stock and 100 shares of Series D Preferred Stock. Each share of Common Stock has the right to one vote on the proposal above and each share of Series C Preferred Stock has the voting equivalency of one million shares of Common Stock.  None of the Series D Preferred Stock has voting rights regarding this  proposal.  Therefore, Mr. Lyndon has total voting power equal to 10,062,027,378 shares of Common Stock, approximately 69.7%  of the total voting securities (14,446,193,905 shares consisting of the following issued and outstanding shares: 4,446,193,905 shares of Common Stock and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock). Mr. Richard J. Knox, Jr. who owns 2,000,000 shares of Common Stock, also approved of the above proposal. Together, Mr. Lyndon and Mr. Knox own the voting equivalency of 10,064,027,378 shares of Common Stock, approximately 69.7% of the issued and outstanding voting securities.

Because stockholders holding at least a majority of the voting rights of our outstanding securities have voted in favor of the proposal in this Information Statement, no other stockholder consents will be solicited in connection with the transactions described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of the proposal, and proxies are not requested from stockholders.

This Information Statement is being furnished to all holders of the Company’s Common Stock as of the close of business on November 23, 2010 (the “Record Date”).

 DISTRIBUTION AND COSTS

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Common Stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The Board of Directors has fixed the close of business on November 23, 2010 as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement.

In addition, we will only deliver one Information Statement to multiple security holders sharing an address, unless we have received contrary instructions from one or more of the security holders. Also, we will promptly deliver a separate copy of this Information Statement and future stockholder communication documents to any security holder at a shared address to which a single copy of this Information Statement was delivered, or deliver a single copy of this Information Statement and future stockholder communication documents to any security holder or holders sharing an address to which multiple copies are now delivered, upon written request to us at our address noted above.

Security holders may also address future requests regarding delivery of information statements by contacting us at the address noted above.

We Are Not Asking You For A Proxy And You Are Requested Not To Send A Proxy.

REASONS OF REINCORPORATION

Approval to change the Company’s state of incorporation the (“Reincorporation”) from Washington to Nevada by the merger of the Company with and into its wholly-owned subsidiary, Left Behind Games, Inc., a Nevada corporation (“Merger Sub”), requires the affirmative vote of the holders of a majority of the voting power of the Company.  Because stockholders holding at least a majority of the voting rights of our outstanding securities have voted in favor of the foregoing action, and have sufficient voting power to approve such actions through their ownership of voting securities, no other stockholder consents will be solicited in connection with the proposal described in this Information Statement.  The Board is not soliciting proxies in connection with the adoption of the proposal, and proxies are not requested from stockholders.

In addition, the Washington Business Corporation Act (RCW) provides in substance that stockholders may take action without a meeting of the stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of the outstanding voting shares holding not less than the minimum number of votes that would be necessary to approve such action at a stockholders meeting.  This action is effective when written consents from holders of record of a majority of the outstanding shares of voting stock are executed and delivered to the Company.

Pursuant to a Joint Written Consent of the Board of Directors and majority stockholders, on November 23, 2010, the Board of Directors and Troy A. Lyndon, our Chief Executive Officer, Chief Financial Officer and Chairman, and Richard J. Knox, Jr., one of our Directors, jointly approved of the proposal in this Information Statement. Mr. Lyndon owns an aggregate of 62,027,378  shares of Common Stock and 10,000 shares of Series C Preferred Stock and 100 shares of Series D Preferred Stock. Each share of Common Stock has the right to one vote on the proposal above and each share of Series C Preferred Stock has the voting equivalency of one million shares of Common Stock.  None of the Series D Preferred Stock has voting rights regarding this  proposal.  Therefore, Mr. Lyndon has total voting power equal to 10,062,027,378 shares of Common Stock, approximately 69.7%  of the total voting securities (14,446,193,905 shares consisting of the following issued and outstanding shares: 4,446,193,905 shares of Common Stock and 10,000 shares of Series C Preferred Stock having the voting equivalency of 10 billion shares of Common Stock). Mr. Richard J. Knox, Jr. who owns 2,000,000 shares of Common Stock, also approved of the above proposal. Together, Mr. Lyndon and Mr. Knox own the voting equivalency of 10,064,027,378  shares of Common Stock, approximately 69.7% of the issued and outstanding voting securities.

Under Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended , an Agreement and Plan of Merger and the Articles of Merger may not be filed with the Washington Secretary of State and the Nevada Secretary of State and the merger may not be consummated until twenty (20) calendar days after this Information Statement is first mailed to our stockholders.

REASONS FOR THE REINCORPORATION

We believe that Reincorporation in Nevada will give the Company a greater measure of flexibility and simplicity in corporate governance than is available under the Washington Business Corporation Act. The State of Nevada is recognized for adopting comprehensive modern and flexible corporate laws which are periodically revised to respond to the changing legal and business needs of corporations.  For this reason, many major corporations have initially incorporated in Nevada or have changed their corporate domiciles to Nevada in a manner similar to that proposed by the Company. Consequently, the Nevada judiciary has become particularly familiar with corporate law matters and a substantial body of court decisions has developed construing the Nevada Revised Statutes (the “NRS”).  The NRS, accordingly, has been and is likely to continue to be, interpreted in many significant judicial decisions, a fact which may provide greater clarity and predictability with respect to the Company’s corporate legal affairs.  For these reasons, the Board believes that the Company’s business and affairs can be conducted more advantageously if the Company is able to operate under the NRS.

PRINCIPAL FEATURES OF THE REINCORPORATION

The Reincorporation will be effected by the merger of the Company with and into Merger Sub pursuant to an Agreement and Plan of Merger (the “Plan of Merger”). The Merger Sub is a wholly-owned subsidiary of the Company, incorporated under the NRS for the sole purpose of effectuating the Reincorporation. The Merger Sub has no operations and no assets or liabilities. At the effective time of the merger, all the assets and liabilities of the Company will become the assets and liabilities of the Merger Sub.  The Reincorporation will become effective upon the filing of the requisite merger documents with the Secretaries of State of the States of Nevada and Washington, or as soon as practicable thereafter (the “Effective Date”), which will take place twenty (20) calendar days after this Information Statement is first mailed to our stockholders.  As a result of the Reincorporation, we will cease our corporate existence in the State of Washington.

On the Effective Date of the Reincorporation, each outstanding share of capital stock of shall be retired and canceled and shall resume the status of authorized and unissued securities.

Under the Articles of Incorporation of the Merger Sub and the laws of the state of Nevada which govern the Merger Sub, your rights as stockholders will not be materially affected by the Reincorporation.

ABANDONMENT

Pursuant to the terms of the Plan of Merger, the merger may be abandoned by the Boards of Directors of the Company and Merger Sub at any time prior to the Effective Date. In addition, the Board of the Company may amend the Plan of Merger at any time prior to the Effective Date provided that any amendment made may not, without approval by the stockholders of the Company, alter or change the amount or kind of the Company’s common stock and preferred stock to be received in exchange for or on conversion of all or any of the Company’s common stock and preferred stock, alter or change any term of the Articles of Incorporation of Merger Sub or alter or change any of the terms and conditions of the Plan of Merger if such alteration or change would adversely affect the holders of the Company’s common stock and preferred stock. The Board has made no determination as to any circumstances which may prompt a decision to abandon the Reincorporation. The approval by the holder of the majority of issued and outstanding shares of voting securities of the Company for the Reincorporation constitutes approval of the Plan of Merger, but not necessarily the adoption of the Articles of Incorporation and the Bylaws of Merger Sub. However, each of the differences between the Articles of Incorporation and Bylaws of the Company and the Articles of Incorporation and Bylaws of Merger Sub were affirmatively adopted by the holder of the majority of the issued and outstanding shares of voting securities of the Company.

REASONS FOR REVERSE STOCK SPLIT

In addition to approving to reincorporate the Company in Nevada, The Board also approved a resolution to effect a 3-for-5 Reverse Split.  Under the Reverse Split, every five (5) shares of our Common Stock will be converted automatically into three (3) shares of Common Stock.  To avoid the issuance of fractional shares of Company Common Stock, the Company will issue an additional share to all holders of fractional shares.  The Company anticipates that the effective date of the Reverse Split will be on or about January 12, 2011.

PLEASE NOTE THAT THE REVERSE STOCK SPLIT WILL NOT CHANGE YOUR PROPORTIONATE EQUITY INTERESTS IN THE COMPANY, EXCEPT AS MAY RESULT FROM THE ISSUANCE OR CANCELLATION OF SHARES PURSUANT TO THE FRACTIONAL SHARES.

PLEASE NOTE THAT THE REVERSE SPLIT WILL HAVE THE EFFECT OF SUBSTANTIALLY INCREASING THE NUMBER OF SHARES THE COMPANY WILL BE ABLE TO ISSUE TO NEW OR EXISTING STOCKHOLDERS BECAUSE THE NUMBER OF AUTHORIZED SHARES AND  THE PAR VALUE PER SHARE OF COMMON STOCK WILL REMAIN THE SAME (5 BILLION SHARES OF COMMON STOCK) WHILE THE NUMBER OF SHARES ISSUED AND OUTSTANDING WILL BE REDUCED.

PURPOSE AND MATERIAL EFFECTS OF THE REVERSE STOCK SPLIT

It is the Board's and Majority Stockholders’ opinion that the restructuring transactions described above would better position the Company to attract potential business candidates and provide the stockholders of the Company with the greatest potential return.

We believe that the Reverse Split may improve the price level of our Common Stock and that the higher share price could help generate interest in the Company among investors and other business opportunities. However, the effect of the Reverse Split upon the market price for our Common Stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of our Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Split. The market price of our Common Stock may also be based on our performance and other factors, some of which may be unrelated to the number of shares outstanding.

The Reverse Split will affect all of our stockholders uniformly, however, all fractional shares shall be rounded up to the nearest whole number. The principal effect of the reverse split will be that the number of shares of Common Stock issued and outstanding will be reduced from 4,446,193,905 shares as of November 23, 2010 to approximately 2,667,716,343 shares (depending on the number of fractional shares that are rounded up to the nearest whole number). The number of authorized shares and the par value of Common Stock will not be affected and will remain 5 billion (5,000,000,000) shares of Common Stock.  The following chart depicts the capitalization structure of the Company, both, pre-split and post-split (the post-split issued shares may differ slightly based on the number of fractional shares rounded up the nearest whole number):

Pre-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
5,000,000,000	4,446,193,905	553,806,095

Post-Reverse Stock Split

Authorized Shares	Issued Shares	Authorized but Unissued
5,000,000,000	2,667,716,343	2,332,283,657

The Reverse Split will not affect the $0.001 par value of our Common Stock. As a result, on the Effective Date of the Reverse Split, the stated capital on our balance sheet attributable to our Common Stock will be reduced to less than the present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of our Common Stock outstanding.

The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Stockholders should recognize that they will own a fewer number of shares than they presently own. While we expect that the Reverse Split will result in an increase in the potential market price of our Common Stock, there can be no assurance that the Reverse Split will increase the potential market price of our Common Stock by a multiple equal to the exchange number or result in the permanent increase in any potential market price (which is dependent upon many factors, including our performance and prospects). Also, should the market price of our Common Stock decline, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would pertain in the absence of a Reverse Split. Furthermore, the possibility exists that potential liquidity in the market price of our Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split. In addition, the Reverse Split will increase the number of stockholders of the Company who own odd lots (less than 100 shares). Stockholders who hold odd lots typically will experience an increase in the cost of selling their shares, as well as possible greater difficulty in effecting such sales. Consequently, there can be no assurance that the Reverse Split will achieve the desired results that have been outlined above.

PROCEDURE FOR EXCHANGE OF STOCK CERTIFICATES

The Company anticipates that the Reverse Split will become effective on or about January 12, 2011, or as soon thereafter as is practicable, which we will refer to as the “Effective Date.” Beginning on the Effective Date, each certificate representing pre-reverse split shares will be deemed for all corporate purposes to evidence ownership of post-reverse split shares.

EFFECT ON REGISTERED CERTIFICATED SHARES

Some of our registered stockholders hold all their shares in certificate form.  If any of your shares are held in certificate form, you will receive a transmittal letter from our transfer agent, Columbia Stock Transfer located at 601 E. Seltice Way, Suite 202, Post Falls ID 83854 ( Phone: 208-664-3544; Fax: 208-777-8998) as soon as practicable after the effective date of the reverse stock split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-reverse stock split shares to the transfer agent. Upon receipt of your stock certificate, you will be issued the appropriate number of shares in certificate form.

Our stockholders are not entitled to appraisal rights under the Washington Business Corporation Act in connection with the Reverse Split.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

FRACTIONAL SHARES

We will not issue fractional certificates for post-reverse split shares in connection with the Reverse Split. Instead, fractional shares shall be rounded up to the nearest whole number.

SUMMARY OF REVERSE STOCK SPLIT

Below is a brief summary of the reverse stock split:

o

The issued and outstanding common stock shall be reduced on the basis of three (3)  post-split share of the Common Stock for every five (5) pre-split shares of the Common Stock outstanding. The consolidation shall not affect any rights, privileges or obligations with respect to the shares of the Common Stock existing prior to the consolidation.

o

Stockholders of record of the Common Stock as of November 23, 2010 shall have their total shares reduced on the basis of three (3) post-split shares of Common Stock for every five (5) pre-split shares outstanding.

o	The Company's authorized number of common stock shall remain at 5,000,000,000 shares of the Common Stock.

o	The par value of the Company's common stock will not change from $0.001 per share.

CAUTIONARY STATEMENT REGARDING

FORWARD LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to our future financial performance or future events. Forward-looking statements give our current expectations and forecasts of future events. All statements other than statements of current or historical fact contained in this Information Statement, including statements regarding our future financial position, business strategy, budgets, projected costs and plans and objectives of management for future operations, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “plan,” and similar expressions, as they relate to our business, or us are intended to identify forward-looking statements. These statements are based on our current plans, and our actual future activities and results of operations may be materially different from those set forth in the forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Any or all of the forward-looking statements in this annual report may turn out to be inaccurate. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that it believes may affect its financial condition, results of operations, business strategy and financial needs. The forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks, uncertainties and assumptions. We undertake no obligation to publicly revise these forward-looking statements to reflect events occurring after the date hereof. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Information Statement.

For a detailed discussion of these and other risk factors, please refer to our filings with the SEC on Forms 10-K, 10-Q and 8-K. You can obtain copies of these reports and other filings for free at the SEC’s Web site at http://www.sec.gov/ or from commercial document retrieval services.

Directors and Executive Officers

Name	Age	Currently Position with LFBG
Troy A. Lyndon	45	Chief Executive Officer & Chairman of the Board
Richard Knox, Sr.	72	Member of the Board of Directors
Richard Knox, Jr.	50	Member of the Board of Directors

Business Experience

Troy A. Lyndon, Chief Executive Officer and Chairman of the Board of Directors, is our current Chief Executive Officer and Chairman of the Board. As the former CEO of Studio Arts Multimedia, Inc., he managed and worked to develop six multi-million dollar video game projects for Corel Corporation. Previously, Mr. Lyndon served as President of Park Place Productions where he managed operations, including the publication and/or development for over 50 video game projects. Under Mr. Lyndon’s leadership, Park Place Productions became North America’s largest independent video game development company. Mr. Lyndon has over 20 years experience in the management and development of software projects, including computer and video game products such as Madden Football, Batman Returns, Defender of the Crown, and Street Fighter. Mr. Lyndon is also a recipient of the Entrepreneur of the Year award from Inc. Magazine, Merrill Lynch and Ernst & Young. Mr. Lyndon has also served many ministries and Christian publishers, including the Billy Graham Evangelistic Association, Campus Crusade for Christ International, the Bright Media Foundation, the publisher of the Left Behind book series and Biblesoft.

Richard J. Knox, Sr., Director is a seasoned businessman, former nuclear physicist, software developer, Pastor, founder and President of Ohana Haven Ministries in the State of Hawaii. In 1963, Mr. Knox began working for Lawrence Livermore Laboratory where he served 16 years on numerous government programs as a Containment Scientist for nuclear underground tests, where he was responsible for the supervision of up to 500 engineers and approval of all equipment fielded for nuclear-device emplacement at the Nevada Test Site. After retiring from the Laboratory, Mr. Knox started his own software development and publishing business, creating consumer CAD software which sold 80,000 copies. Shortly thereafter, he joined his sons, Michael Knox and Richard J. Knox, Jr., and our CEO Mr. Lyndon, and helped build Park Place Productions into North America’s largest independent developer of video games, where he was in charge of 80 personnel, overseeing all game production. Since that time, Richard has relocated to Oahu, Hawaii to pursue personal interests, including the oversight of a ministry and most recently, Pastor of his own congregation.

Richard Knox, Jr., Director is a seasoned developer and is currently engaged on-staff with the Hawaii Department of Education. Mr. Knox has been a multimedia developer his entire life and was originally a CAD software designer before joining the original team in the early 90’s that became North America’s largest independent development company of video games, Park Place Productions, which he built alongside his father Richard Knox, Sr., his brother Michael Knox and Troy Lyndon. Richard’s interests include computers and music, as he is also the worship leader of his church in Oahu, Hawaii.

Significant Employees

None aside from the above-mentioned Officers and Directors.

Family Relationships

Richard J. Knox, Sr. is the father of Richard J. Knox, Jr.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information, as of the date of this Information Statement with respect to any person (including any “group”, as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) who is known us to be the beneficial owner of more than five percent (5%) of any class of our voting securities, and as to those shares of our equity securities beneficially owned by each of our directors, our executive officers and all of our directors and executive officers and all of our directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to our directors and officers, is based on a review of statements filed, with the SEC pursuant to Sections 13 (d), 13 (f), and 13 (g) of the Exchange Act with respect to our common stock. The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after the date hereof, through the exercise of any stock option, warrant or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

Name and Address of Beneficial Owner	Class of Voting Stock	Number of Shares of Voting Stock Beneficially Owned (1)	Percentage of Class (3)(4)

Troy A. Lyndon (1)(4) CEO & Chairman of the Board 25060 Hancock, Suite 103 Box 110 Murrieta, California 92562	Common Stock Series C Preferred	62,027,378 10,000	1.4% 100%

Richard Knox, Sr. (1) Director of the Board	--	--	--

Richard Knox, Jr. (1)(5) Director of the Board 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock	2,000,000	*

Demos Pappasavvas (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	160,735,290 2,310,466	3.6% 20.9%

Peter Quigley (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	112,395,000 3,350,000	2.5% 30.3%

Martin MacDonald (1)(3) 25060 Hancock Ave., Suite 103 Box 110 Murrieta, CA 92562	Common Stock Series B Preferred	51,322,500 1,613,750	1.2% 14.6%

All Officers & Directors As a Group (3 Persons)(1)(2)(3)(4)(5)	Common Stock Series A Preferred	64,027,378	1.4%
	Series B Preferred	0	--
	Series C Preferred	10,000	100%

*Represents less than 1%.

______________________

(1)	Based on 4,446,193,905 shares of Common Stock issued and outstanding as of the date of this Information Statement.
(2)	Based on 3,586,245 shares of Series A Preferred Stock issued and outstanding.
(3)	Based on 11,080,929 shares of Series B Preferred Stock issued and outstanding.
(4)	Based on 10,000 shares of Series C Preferred Stock issued and outstanding. Each share of Series C Preferred Stock is entitled to 1,000,000 votes.

Certain Relationships and Related Party Transactions

We have not entered into any arrangements which are considered transactions with related persons.

Section 16(A) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and greater than 10% stockholders filed the required reports in a timely manner.

Director Independence

Our determination of independence of our directors is made using the definition of “independent director” contained under NASDAQ Marketplace Rule 4200(a)(15), even though such definitions do not currently apply to us because we are not listed on NASDAQ. Richard Knox, Sr. and Richard Knox, Jr. are independent directors pursuant to this Rule.

Our Current Executive Officer Compensation

The cash and non-cash compensation that we have paid during the fiscal year ended March 31, 2010 and March 31, 2009 or that was earned by our CEO and our other former employees or officers is detailed in the following table.

Name and Principal Position	Year	Salary	Stock Awards(1)(3)	All Other Compensation	Total
Troy A. Lyndon Chairman , President and Chief Executive Officer	2010 2009	$152,456 $ 85,000	$3,270,100 --	$ -- $109,380(2)	$3,389,725 $ 194,380

______________________

(1) Stock grant (conditional issuance; present day value of $285,000); stock to be returned under certain circumstances).

(2) Includes $10,380 as automobile related compensation and $99,000 earned income not paid as a result of cash-flow difficulties.

(3) Stock grants are valued as of the grant date.

Base Salary

Our Chief Executive Officer

Although the following describes our CEO’s compensation, at present our CEO has elected not to earn or receive such pay. We hired Troy A. Lyndon as our CEO in 2002. Mr. Lyndon’s employment agreement with us provides for an annual base salary of $150,000. In the future, based upon revenue benchmarks, this amount can increase commensurate with our increased revenues, to a maximum salary of $300,000 per year. The terms of Mr. Lyndon's employment agreement include certain incentive bonuses. Under the agreement, Mr. Lyndon may achieve increases in his annual salary and varying levels of bonuses once we achieve certain revenue benchmarks. The initial benchmark to receive an increase in his salary over the current level of $150,000 is to receive a bonus when $4 million in revenue is achieved in a fiscal year.

On July 16, 2008, the Board of Directors approved a salary increase for Mr. Lyndon. Since that time, Mr. Lyndon has elected to defer the payment of such increase until a later day.

On September 28, 2009, the Board, with Mr. Lyndon recusing himself from making such determination, issued one hundred (100) shares of Series D Convertible Non-Voting Preferred Stock and ten thousand (10,000) shares of Series C Preferred Stock to Mr. Lyndon as a reward for significant improvements to the Company’s operations and market cap increase by more than 2,000% over the past year.

Bonus Compensation

We have not historically paid any automatic or guaranteed bonuses to our executive officers. However, Mr. Lyndon has bonus components pursuant to his employment agreement, correlated with his performance.

Equity Compensation

Our Board plans to begin granting equity-based awards to attract, retain, motivate and reward our employees, particularly our executive officers, and to encourage their ownership of an equity interest in us. We implemented the 2006 Stock Incentive Plan in January 2007 (the “Plan”). We did not grant any options to our executive officers or employees under this plan in the fiscal year ended March 31, 2009.

We may make future awards of stock options to our executive officers under the Plan. We reserve the discretion to pay compensation to our executive officers that may not be deductible.

We do not have any program, plan or practice that requires us to grant equity-based awards on specified dates. Authority to make equity-based awards to executive officers rests with the board, which considers the recommendations of our CEO and other executive officers.

Deferred Compensation

In the fiscal year ended March 31, 2010, no deferred compensation was paid to our officers or directors.

Severance and Change of Control Payments

Our Board believes that companies should provide reasonable severance benefits to employees, recognizing that it may be difficult for them to find comparable employment within a short period of time.

Our employment agreement with Mr. Lyndon provides that if Mr. Lyndon is terminated without cause, he is entitled to receive an amount equal to six (6) months’ base compensation. We believe that the termination provisions of Mr. Lyndon’s employment agreement are comparable to those in effect for chief executive officers of companies comparable to us, in terms of size, revenue, profitability and/or nature of business.

Perquisites

Our Chief Executive Officer receives reasonable perquisites. As Company policy, we have agreed to reimburse each executive officer for all reasonable travel, entertainment and other expenses incurred by them in connection with the performance of their duties and obligations. Pursuant to his employment agreement, Mr. Lyndon is entitled to receive a monthly car allowance of up to $1,000, plus actual maintenance, repair and insurance costs.

We also provide health insurance for Mr. Lyndon.

Compensation Committee Interlocks and Insider Participation

We have not yet designated a Compensation Committee. All compensation matters are approved by the full Board. None of our executive officers served on the compensation committee (or equivalent), or the Board, of another entity whose executive officer(s) served on our Board.

DISSENTER'S RIGHTS OF APPRAISAL

The Stockholders have no right under the Washington Business Corporation Act, the Company's articles of incorporation consistent with above or Bylaws to dissent.

EFFECTIVE DATE OF THE REVERSE STOCK SPLIT

Pursuant to Rule 14c-2 under the Exchange Act, the Reincorporation and Reverse Split shall not occur until a date at least twenty (20) days after the date on which this Information Statement has been mailed to the Stockholders. The Company anticipates that the actions contemplated hereby will be effected on or about the close of business on January 12, 2011.

AVAILABLE INFORMATION

For more detailed information regarding the Company, including financial statements, you may refer to our most recent Form 10-K for the period ended March 31, 2010 and as well as our recent quarterly and periodic filings with the Securities and Exchange Commission (“SEC)” which we file from time to time. This information may be found free of charge on the SEC’s EDGAR database at http://www.sec.gov/ or by contacting the Company.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. THE DATE OF THIS INFORMATION STATEMENT IS DECEMBER ________, 2010. WE HAVE NOT AUTHORIZED ANYONE TO GIVE ANY INFORMATION DIFFERENT FROM THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT IS ACCURATE AS OF ANY LATER DATE THAN THE DATE OF THE INFORMATION STATEMENT, AND THE MAILING OF THIS INFORMATION STATEMENT TO STOCKHOLDERS WILL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Murrieta, California Date: November 23, 2010	/s/ TROY A. LYNDON Troy A. Lyndon CEO and Member of the Board